EXHIBIT 10.01-12
AMENDMENT NO. 12 TO THE

ARIZONA NUCLEAR POWER PROJECT

PARTICIPATION AGREEMENT

APS Contract No: 4172-419.00

Pursuant to Section 4 herein, this Amendment No. 12 has been filed with the Nuclear Regulatory Commission and became effective on the 5th day of August, 1988.

March 28, 1988

AMENDMENT NO. 12 TO THE
ARIZONA NUCLEAR POWER PROJECT
PARTICIPATION AGREEMENT

1.	PARTIES:
The parties to this Amendment No. 12 to the Arizona Nuclear Power Project Participation Agreement, hereinafter referred to as "Amendment No. 12", are: ARIZONA PUBLIC SERVICE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as·"Arizona"; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Salt River Project"; SOUTHERN CALIFORNIA EDISON COMPANY, a corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as "Edison"; PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation organized and existing under and by virtue of the laws of the State of New Mexico, hereinafter referred to as "PNM"; EL PASO ELECTRIC COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Texas, hereinafter referred to as "EL Paso"; SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, a joint powers agency organized and existing under and by virtue of the laws of the State of California, doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION, hereinafter referred to as "SCPPA"; and DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a department organized and existing under the Charter of the City of Los Angeles, a municipal· corporation of ·the State of California, hereinafter referred to as "LADWP", hereinafter individually referred to as "Party" and collectively as "Parties.

2.	RECITALS:

2.1
Arizona, Salt River Project, Edison, PNM, El Paso, SCPPA and LADWP are parties to a certain agreement entitled Arizona Nuclear Power Project Participation Agreement, dated as of August 23, 1973, as amended by Amendment No. 1. dated as of January 1, 1974, Amendment No. 2, dated as of August 28, 1975, Amendment No. 3, dated as of July 22, 1976, Amendment No. 4, dated as of December 15, 1977, Amendment No. 5 dated as of December 5, 1979, Amendment No. 6, dated as of September 28, 1981, Amendment No. 7, dated as of March 4, 1982, Amendment No. 8, dated as of June 17, 1983, Amendment No. 9, dated as of June 12, 1984, Amendment No. 10, dated as of November 21, 1985, and Amendment No. 11 , dated as of January 10, 1987, hereinafter referred to as the "Participation Agreement", as so amended.

2.2
By this Amendment No. 12, the Participants desire to amend the Participation Agreement in order to revise certain definitions, to create a new defined term, to add an additional function to the functions of the Engineering and Operating Committee and to make certain other minor language modifications.

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3.	AGREEMENT:
In consideration of the terms and conditions contained in this Amendment No. 12, the parties agree as follows:

4.	EFFECTIVE DATE:
This Amendment No. 12 shall become effective 10 days following the filing of this Amendment No. 12 with the Nuclear Regulatory Commission, and the effective date shall be as indicated on the cover page to this Amendment No. 12.

5.	AMENDMENT NO. 12 TO THE PARTICIPATION AGREEMENT:

5.1	Section 3.7 is hereby deleted in its entirety and a new Section 3.7 is added as follows:

"3.7	Available Generating Capability: The Maximum Generating Capability of each Generating Unit less the General Service Requirements allocated to that Generating Unit pursuant to Section 6.3.2.5."

5.2	Section 3.27 is hereby deleted in its entirety and a new Section 3.27 is added as follows:

"3.27
General Service Requirements: The Power and Energy, including without limitation Testing and Start-Up Power and Energy, required during any period for each Generating Unit for testing, start‑up or operation of all process and auxiliary equipment and systems used or useful in connection with the operation and maintenance of that Generating Unit, plus an allocation of loads common to all Generating Units."

5.3	Section 3.31 is hereby deleted in its entirety and a new Section 3.31 is added as follows:

"3.31
Maximum Generating Capability: The maximum capability of any Generating Unit to produce Power for sustained periods under conditions existing from time to time, measured at its main generator output terminals, including without limitation restrictions imposed by any law, regulation, license or permit, derating due to fuel conditions, water and atmospheric conditions or any other conditions other than an Operating Emergency."

5.4	Section 3.33 is hereby deleted in its entirety and a new Section 3.33 is added as follows:

"3.33
Net Energy Generation: The Energy generated over any period of time by each Generating Unit, measured at its main generator output terminals, less the Energy allocated for General Service Requirements pursuant to Sections 6.3.2.5 and 8.3.25 hereof."

5.5	Section 3.54 is hereby deleted in its entirety and a new Section 3.54 is added as follows:

"3.54	Target Capacity: -The nominal generating capacity established by the Administrative Committee, pursuant to Section 6.2.7.1 hereof for each

Generating Unit. The initial nominal generating capacity for each Generating Unit is 1270 megawatts electrical."

5.6	A new Section 3.54C is hereby added to read as follows:

"3.54C
Unit Rating: The effective Available Generating Capability as determined from time to time by the Engineering and Operating Committee, pursuant to Section 6.3.2.17, to reflect seasonal changes in Generating Unit operation."

5.7	Section 5.6 is hereby deleted in its entirety and a new Section 5.6 is added as follows:

"5.6
The Operating Agent shall deliver Power and Energy to each Participant from each Generating Unit at the ANPP High Voltage Switchyard(s) in accordance with the schedule submitted by such Participant to the Operating Agent or in accordance with any revisions thereto."

5.8	Section 6.3.2.5 is hereby deleted in its entirety and a new Section 6.3.2.5 is added as follows:

"6.3.2.5
The policies, criteria and procedures for determining Available Generating Capability, General Service Requirements. Maximum Generating Capability. Minimum Generating Capability, Net Energy Generation, Unit Rating and Zero Net Load, for allocating the General Service Requirements among the Generating Units consistent with

Section 3.27 and for determining the amounts of Testing and Start-Up Power and Energy to be provided by the Participants,"

5.9	A new Section 6.3.2.17 is hereby added to read as follows:
"6.3.2.17 Value(s) of Unit Rating for each Generating Unit determined pursuant to Section 6.3.2.5."

5.10	The initial paragraph of Section 23.5 is hereby deleted in its entirety and a new initial paragraph is added to read as follows:

"23.5
Unless otherwise determined by a board of arbitrators, in the event a default by any Participant in the payment or performance of any obligation under the Project Agreements shall continue for a period of six (6) months or more without having been cured by the defaulting Participant or without such Participant having commenced or continued action in good faith to cure such default, or in the event the question of whether an act of default exists becomes the subject of an arbitration pursuant to Section 24 hereof, and such act continues for a period of six (6) months following a final determination by a board of arbitrators or otherwise that an act of default exists and the defaulting Participant has failed to cure such default or to commence such action during said six (6) month period, then, at any time thereafter and while said default is continuing, all of the non-defaulting Participants, by written notice to all Participants. may suspend the right of the defaulting Participant (i) to be represented on and participate in the actions of all committees and (ii) to receive all or any part of its proportionate share of the Available Generating Capability and Net Energy Generation in which event:"

5.11	Sections 23.5.1, 23.5.2. 23.5.3 and 23.5.4 remain as originally stated.

6.	EXECUTION BY COUNTERPARTS:
This Amendment No. 12 may be executed in any number of counter- parts, and upon execution by all Participants, each executed counterpart shall have the same force and effect as an original instrument and as if all Participants had signed the same instrument. Any signature page of this Amendment No. 12 may be detached from any counterpart of this Amendment No. 12 without impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this Amendment No. 12 identical in form hereto but having attached to it one or more signature pages.
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7.	SIGNATURE CLAUSE:
The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 12 on behalf of the party for whom they sign. This Amendment No. 12 is hereby executed as of the 14th day of June, 1988.

ARIZONA PUBLIC SERVICE COMPANY

	By	/s/ Edwin E. Van Brunt, Jr.
	Its	Executive Vice President

SALT RIVER PROJECT AGRICULTURAL
IMPROVEMENT AND POWER DISTRICT
ATTEST AND COUNTERSIGN:
By
Its	Its

SOUTHERN CALIFORNIA EDISON COMPANY

By
Its
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7.	SIGNATURE CLAUSE:
The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 12 on behalf of the party for whom they sign. This Amendment No. 12 is hereby executed as of the _____ day of ____________, 1988.

ARIZONA PUBLIC SERVICE COMPANY

By
Its

SALT RIVER PROJECT AGRICULTURAL
IMPROVEMENT AND POWER DISTRICT
ATTEST AND COUNTERSIGN:
	/s/ Paul D. Rice	By	/s/ John R. Lassen
Its	SECRETARY	Its	President

SOUTHERN CALIFORNIA EDISON COMPANY

By
Its
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7.	SIGNATURE CLAUSE:
The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 12 on behalf of the party for whom they sign. This Amendment No. 12 is hereby executed as of the _____ day of ____________, 1988.

ARIZONA PUBLIC SERVICE COMPANY

By
Its

SALT RIVER PROJECT AGRICULTURAL
IMPROVEMENT AND POWER DISTRICT
ATTEST AND COUNTERSIGN:
By
Its	Its

SOUTHERN CALIFORNIA EDISON COMPANY

	By	/s/ G. J. Bjorklund
	Its	VICE PRESIDENT
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PUBLIC SERVICE COMPANY OF NEW MEXICO

	By	/s/ Jeffry E. Sterba
	Its	Vice President, Revenue Management Electric Operations

EL PASO ELECTRIC COMPANY

By
Its

SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION

ATTEST:
By
Its	Its

DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES

By
Its

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PUBLIC SERVICE COMPANY OF NEW MEXICO

By
Its

EL PASO ELECTRIC COMPANY

	By	/s/ J. E. Waslak
	Its	Senior Vice President

SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION

ATTEST:
By
Its	Its

DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES

By
Its

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PUBLIC SERVICE COMPANY OF NEW MEXICO

By
Its

EL PASO ELECTRIC COMPANY

By
Its

SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION

ATTEST:
/s/ [ILLEGIBLE]		By	/s/ Gale A. Drews
Its	Assistant Secretary	Its	President

DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES

By
Its

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PUBLIC SERVICE COMPANY OF NEW MEXICO

By
Its

EL PASO ELECTRIC COMPANY

By
Its

SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION

ATTEST:
By
Its	Its

DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES

	By	/s/ Eldon A. Cotton
Its

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STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)

On this 28th day of April, 1988 before me, the undersigned Notary Public, personally appeared Edwin E. Van Brunt, Jr. who acknowledged himself to be the Executive V. P. – ANPP of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such Edwin E. Van Brunt, Jr.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Nora E. Meador
Notary Public

My commission expires:
My Commission Expires April 6, 1991

STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)

On this ______ day of ___________, 1988 before me, the undersigned Notary Public, personally appeared ______________________ and ______________________ who acknowledged themselves to be the ___________________________ and ___________________________ of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona agricultural improvement district, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such _____________________ and ______________________.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My commission expires:

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STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)

On this ______ day of ___________, 1988 before me, the undersigned Notary Public, personally appeared ______________________ who acknowledged himself to be the ______________________ of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such ______________________.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My commission expires:

STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)

On this 28th day of April, 1988 before me, the undersigned Notary Public, personally appeared JOHN R LASSEN and PAUL D RICE who acknowledged themselves to be the PRESIDENT and SECRETARY of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona agricultural improvement district, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such _____________________ and ______________________.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Terrill A. Lonon
Notary Public

My commission expires:
April 29, 1991

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STATE OF CALIFORNIA	)
	)	ss.
County of Los Angeles	)

On this 31st day of May, 1988 before me, the undersigned Notary Public, personally appeared G. J. Bjorklund who acknowledged himself to be the Vice President of SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such Vice President.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ C. Sally Sebo
Notary Public

My commission expires:
April 20, 1990

STATE OF NEW MEXICO	)
	)	ss.
County of Bernalillo	)

On this ______ day of __________, 1988 before me, the undersigned Notary Public, personally appeared ______________________ who acknowledged himself to be the ____________________________ of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such ______________ .

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My commission expires:

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STATE OF CALIFORNIA	)
	)	ss.
County of Los Angeles	)

On this ______ day of __________, 1988 before me, the undersigned Notary Public, personally appeared ______________________ who acknowledged himself to be the _______________________ of SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such ______________ .

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My commission expires:

STATE OF NEW MEXICO	)
	)	ss.
County of Bernalillo	)

On this 26th day of April, 1988 before me, the undersigned Notary Public, personally appeared Jeffry E. Sterba who acknowledged himself to be the VP Revenue Management Elec. Ops of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such VP Revenue Management Elec. Ops.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ SHERRY LEESON
Notary Public

My commission expires:
July 1, 1988
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STATE OF TEXAS	)
	)	ss.
County of El Paso	)

On this 24 day of May, 1988, before me, the undersigned Notary Public, personally appeared J. E. Waslak who acknowledged himself to be the SR Vice President of EL PASO ELECTRIC COMPANY, a Texas corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such SR Vice President.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Lori S. Gonzalez
Notary Public

My commission expires:
February 3, 1992

STATE OF CALIFORNIA	)
	)	ss.
County of Los Angeles	)

On this ______ day of ___________, 1988 before me, the undersigned Notary Public, personally appeared ______________________ and ______________________ who acknowledged themselves to be the ___________________________ and ___________________________ of SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY (doing business in the State of Arizona as SOUTHERN CALIFORNIA POWER AUTHORITY ASSOCIATION), a California joint powers agency, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such _____________________ and ______________________.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My commission expires:

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STATE OF TEXAS	)
	)	ss.
County of El Paso	)

On this ______ day of ___________, 1988 before me, the undersigned Notary Public, personally appeared ______________________ who acknowledged himself to be the ______________________ of EL PASO ELECTRIC COMPANY, a Texas corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such ______________________.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My commission expires:

STATE OF CALIFORNIA	)
	)	ss.
County of Los Angeles	)

On this 4th day of May, 1988 before me, the undersigned Notary Public, personally appeared Gale A. Drews and __________ who acknowledged themselves to be the President and ____________ of SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY (doing business in the State of Arizona as SOUTHERN CALIFORNIA POWER AUTHORITY ASSOCIATION), a California joint powers agency, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such President and ________.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Raul A. Mora
Notary Public

My commission expires:
July 27, 1988

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STATE OF CALIFORNIA	)
	)	ss.
County of Los Angeles	)

On this 3rd day of May, 1988 before me, the undersigned Notary Public, personally appeared Eldon A. Cotton who acknowledged himself to be the Assistant Chief Engineer – Power, of DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a department organized and existing under the Charter of the City of Los Angeles, a California municipal corporation, and that he as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such Assistant Chief Engineer – Power.

IN WITNESS WHEREOF, I have set my hand and official seal.

/s/ Sally Morrison Fick
Notary Public

My commission expires:
November 18, 1988